Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F for the year ended December 31, 2004 of Vivendi Universal, S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Bernard Lévy, Chief Executive Officer of the Registrant certify, pursuant to 18. U.S.C.1350, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jean-Bernard Lévy
Jean-Bernard Lévy Chief Executive Officer June 29, 2005